EXHIBIT

                                POWER OF ATTORNEY

STATE OF :     TEXAS
COUNTY OF:     BEXAR

     Know all men by these presents that the undersigned Director of USAA Life Insurance Company, a Texas corporation ("Corporation"), constitutes and appoints Cynthia A. Toles and W. James Nabholz, and each of them, as her true and lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities to sign registration statements on any form or forms filed under the Securities Act of 1933 and the Investment
Company  Act of 1940 and any and all  amendments  thereto,  with  all  exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or substitute, may lawfully do or cause to be done by virtue hereof.


/s/ Mark S. Rapp                                 01/26/2004
-----------------------------           --------------------
Mark S. Rapp                            Date
------------
Director



On this 26th day of January, 2004, before me, Margaret A. Murphy, the undersigned Notary Public, personally appeared Mark S. Rapp, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

My Commission Expires:                   Margaret A. Murphy
                                         ------------------
                                         Notary Public
08/16/2007                               State of Texas
--------------------

                                     EXHIBIT

                                POWER OF ATTORNEY

STATE OF :     TEXAS
COUNTY OF:     BEXAR

     Know all men by these presents that the undersigned Director of USAA Life Insurance Company, a Texas corporation ("Corporation"), constitutes and appoints Cynthia A. Toles and W. James Nabholz, and each of them, as her true and lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities to sign registration statements on any form or forms filed under the Securities Act of 1933 and the Investment
Company  Act of 1940 and any and all  amendments  thereto,  with  all  exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or substitute, may lawfully do or cause to be done by virtue hereof.


/s/ Kristi A. Matus                              03/25/2004
-----------------------------           --------------------
Kristi A. Matus                         Date
---------------
Director



On this 25th day of March, 2004, before me, Dora Zapata, the undersigned Notary Public, personally appeared Kristi A. Matus, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

My Commission Expires:                  Dora Zapata
                                        -----------
                                        Notary Public
09/08/2006                              State of Texas
--------------------

                                     EXHIBIT

                                POWER OF ATTORNEY

STATE OF :     TEXAS
COUNTY OF:     BEXAR

     Know all men by these presents that the undersigned Director of USAA Life Insurance Company, a Texas corporation ("Corporation"), constitutes and appoints Cynthia A. Toles and W. James Nabholz, and each of them, as her true and lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities to sign registration statements on any form or forms filed under the Securities Act of 1933 and the Investment
Company  Act of 1940 and any and all  amendments  thereto,  with  all  exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or substitute, may lawfully do or cause to be done by virtue hereof.


/s/ Steven Alan Bennett                          03/30/2004
-----------------------------           --------------------
Steven Alan. Bennett                    Date
--------------------
Director



On this 30th day of March, 2004, before me, Barbara B. Charo, the undersigned Notary Public, personally appeared Steven Alan Bennett, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

My Commission Expires:                  Barbara B. Charo
                                        --------------------
                                        Notary Public
07/27/2005                              State of Texas
--------------------